UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 5, 2017, Zayo Group Holdings, Inc. and Zayo Group LLC (collectively, the “Company”) announced the intention, subject to market conditions, to fund the $1.42 billion cash purchase price for the Company’s previously announced acquisition of Electric Lightwave with $1.45 billion of new Zayo Group LLC indebtedness, consisting of a combination of senior secured and senior unsecured debt.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED:  January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED:  January 5, 2017

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